UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

Mr. Jay Firestone

Dr. Michael Dornemann

Mr. Christopher J. McGurk

Mr. Daniel A. Ninivaggi

Dr. Harold T. Shapiro

Mr. Carl C. Icahn

Mr. Brett Icahn

Mr. Jesse Lynn

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Fund S.à r.l.,

Daazi Holding B.V.

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Enterprises G.P. Inc.

Icahn Enterprises Holdings L.P.

IPH GP LLC

Icahn Capital LP

Icahn Onshore LP

Icahn Offshore LP

Beckton Corp.

7508921 Canada Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On December 13, 2010, Amendment No. 14 to Schedule TO (the “Amendment”) was filed on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn, and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, in respect of a press release dated December 13, 2010 issued in connection with the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc., and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, to purchase up to all of the issued and outstanding common shares of Lions Gate Entertainment Corp. The Amendment and the exhibit thereto are filed herewith as Exhibit 1.

ON DECEMBER 6, 2010 MR. JAY FIRESTONE, DR. MICHAEL DORNEMANN, MR. CHRISTOPHER J. MCGURK, MR. DANIEL A. NINIVAGGI, DR. HAROLD T. SHAPIRO, MR. CARL C. ICAHN, MR. BRETT ICAHN, MR. JESSE LYNN, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN FUND S.À R.L., DAAZI HOLDING B.V., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL LP, ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND 7508921 CANADA INC. (THE “PARTICIPANTS”) FILED A DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE 2010 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF LIONS GATE. SHAREHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. SHAREHOLDERS ARE ABLE TO OBTAIN COPIES OF THESE DOCUMENTS AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. THESE MATERIALS MAY ALSO BE OBTAINED AT NO CHARGE BY CONTACTING D.F. KING & CO., INC., TOLL FREE FOR SHAREHOLDERS AT (800) 714-3313, AND FOR BANKS AND BROKERS AT (212) 269-5550. THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY HAVE BEEN MAILED TO SHAREHOLDERS OF LIONS GATE.

EXHIBIT 1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 14

to

SCHEDULE TO

Tender Offer Statement Under Section 14(d)(1) or 13(e)(1)

of the Securities Exchange Act of 1934

LIONS GATE ENTERTAINMENT CORP.

(Name of Subject Company (Issuer))

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

7508921 Canada Inc.

Carl C. Icahn

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

(Names of Filing Persons (Offerors))

Common Shares, no par value per share

(Title of Class of Securities)

535919203

(CUSIP Number of Class of Securities)

Keith L. Schaitkin, Esq.

Associate General Counsel

Icahn Associates Corp. and Affiliated Companies

767 Fifth Avenue, 47th Floor

New York, New York 10153

(212) 702-4329

(Name, Address and Telephone Number of Person Authorized to

Receive Notices and Communications on behalf of Filing Persons)

Copies to:

Donald C. Ross, Esq. Osler, Hoskin & Harcourt LLP Box 50, 1 First Canadian Place Toronto, Ontario M5X 1B8 (416) 362-2111	Jason J. Comerford, Esq. Osler, Hoskin & Harcourt LLP 620 8th Avenue, 36th Floor New York, New York 10018 (212) 867-5800

CALCULATION OF FILING FEE

Transaction Valuation:	Amount of Filing Fee:
$725,551,328(1)	$51,731.81(2)

(1)	Estimated solely for the purpose of calculating the fee in accordance with the Rule 0-11 of the Securities Exchange Act of 1934.

(2)

The amount of the fee is based upon the product of 141,382,246 Lions Gate common shares issued and outstanding (which includes Lions Gate common shares underlying currently outstanding stock options and restricted share units of Lions Gate) as reported by Lions Gate in its public filings with the Securities and Exchange Commission (less the 44,642,069 Lions Gate common shares held by the Offeror) at a price of US$7.50 per share.

☒

Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid:	$51,731.81	Filing Party:

Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc., Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

Form or registration no.:	Schedule TO-T and Amendment No. 3 thereto	Date Filed:	July 20, 2010 and August 31, 2010, respectively

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☒	third-party tender offer subject to Rule 14d-1.

☐	issuer tender offer subject to Rule 13e-4.

☐	going-private transaction subject to Rule 13e-3.

☒	amendment to Schedule 13D under Rule 13d-2.

Check the following box if the filing is a final amendment reporting the results of the tender offer:  ☒

COMBINED SCHEDULE TO

AND

AMENDMENT NO. 51 TO SCHEDULE 13D

This Amendment No. 14 (this “Amendment”) amends and supplements the Tender Offer Statement on Schedule TO filed on July 20, 2010, as previously amended and supplemented by Amendment No. 1 thereto filed on July 26, 2010, Amendment No. 2 thereto filed on August 11, 2010, Amendment No. 3 thereto filed on August 31, 2010, Amendment No. 4 thereto filed on October 12, 2010, Amendment No. 5 thereto filed on October 22, 2010, Amendment No. 6 thereto filed on October 29, 2010, Amendment No. 7 thereto filed on November 2, 2010, Amendment No. 8 thereto filed on November 12, 2010, Amendment No. 9 thereto filed on November 22, 2010, Amendment No. 10 thereto filed on November 26, 2010, Amendment No. 11 thereto filed on November 30, 2010, Amendment No. 12 thereto filed on December 6, 2010 and Amendment No. 13 thereto filed on December 7, 2010, on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, relating to the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (the “Offeror”), to purchase up to all of the issued and outstanding common shares (the “Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”), upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular, dated July 20, 2010, as amended and supplemented from time to time (the “Offer and Circular”), and in the related Letter of Acceptance and Transmittal (the “Letter of Transmittal”) and Notice of Guaranteed Delivery (which, together with this Amendment and any other amendments or supplements thereto, constitute the “Offer”). The information set forth in the Offer and Circular and the related Letter of Transmittal and Notice of Guaranteed Delivery, as amended by this Amendment, is incorporated by reference with respect to Items 1 through 11 of this Schedule TO. The Offer is only to purchase the Shares and is not made for any options, warrants or other rights to acquire Shares.

As permitted by General Instruction G to Schedule TO, this Amendment No. 14 to Schedule TO is also an amendment to the joint statement on Schedule 13D filed on October 20, 2008 by the Offeror (other than Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust).

CUSIP No. 535919203
1	NAME OF REPORTING PERSON High River Limited Partnership
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 8,954,490
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 8,954,490
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.43%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Hopper Investments LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 8,954,490
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 8,954,490
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.43%*
14	TYPE OF REPORTING PERSON OO

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Barberry Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 8,954,490
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 8,954,490
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.43%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 15,372,255
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 15,372,255
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 15,372,255
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 12.75%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund II LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 5,381,689
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 5,381,689
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 5,381,689
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.46%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund III LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 2,032,423
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 2,032,423
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,032,423
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 1.69%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Offshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 22,786,367
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 22,786,367
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 22,786,367
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 18.90%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 13,031,594
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 13,031,594
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 13,031,594
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 10.81%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Onshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 13,031,594
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 13,031,594
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 13,031,594
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 10.81%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Capital LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.70%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON IPH GP LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.70%*
14	TYPE OF REPORTING PERSON OO

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises Holdings L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.70%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises G.P. Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.70%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Beckton Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.70%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Carl C. Icahn
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 44,772,451
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 44,772,451
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 44,772,451
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 37.13%*
14	TYPE OF REPORTING PERSON IN

*

This percentage is based upon the 136,694,840 Shares outstanding as of November 12, 2010, as reported by Lions Gate in its Proxy Statement for the 2010 Annual General Meeting of Shareholders of Lions Gate filed on December 6, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

Item 11.	Additional Information

Item 11 of the Schedule TO is hereby amended and supplemented by adding the following:

“On December 13, 2010 Carl C. Icahn issued a press release announcing that the offer by his affiliated entities to purchase any and all of the outstanding common shares of Lions Gate Entertainment Corp. for $7.50 per share in cash has expired. The offer had been conditioned upon the New York State Supreme Court granting, by 11:59 p.m., Vancouver time, on December 10, 2010, the Icahn Group’s motion for a preliminary injunction preventing the Lions Gate common shares issued on July 20, 2010 to a fund controlled by director Mark Rachesky from being voted at the 2010 annual general meeting of Lions Gate shareholders. This condition was not met. As a result, Mr. Icahn and his affiliated entities will not purchase any of the Lions Gate common shares that were tendered in the offer. All Lions Gate common shares that were previously tendered and not withdrawn will be returned promptly.”

Item 12.	Exhibits

Exhibit	Description

(a)(5)(xviii)	Press release dated December 13, 2010 (filed herewith)

Item 13.	Information Required by Schedule 13E-3

Not applicable.

SIGNATURES

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

ICAHN PARTNERS LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN FUND S.À R.L.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

DAAZI HOLDING B.V.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

HIGH RIVER LIMITED PARTNERSHIP
BY:	Hopper Investments LLC, its general partner
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

BARBERRY CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

IPH GP LLC

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P. BY: Icahn Enterprises G.P. Inc., its general partner

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

BECKTON CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

7508921 CANADA INC.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

/S/ CARL C. ICAHN
Name:	Carl C. Icahn

/S/ RONALD G. ATKEY
Name:	Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

Date: December 13, 2010

EXHIBIT INDEX

Exhibit	Description

(a)(1)(i)	Offer to Purchase and Circular, dated July 20, 2010 (previously filed)

(a)(1)(ii)	Letter of Acceptance and Transmittal (previously filed)

(a)(1)(iii)	Notice of Guaranteed Delivery (previously filed)

(a)(1)(iv)	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (previously filed)

(a)(1)(v)	Letter to Clients (previously filed)

(a)(1)(vi)	Notice of Variation and Extension dated August 11, 2010 (previously filed)

(a)(1)(vii)	Notice of Variation dated August 31, 2010 (previously filed)

(a)(1)(viii)	Notice of Variation and Extension dated October 22, 2010 (previously filed)

(a)(1)(ix)	Notice of Extension dated October 29, 2010 (previously filed)

(a)(1)(x)	Notice of Extension dated November 12, 2010 (previously filed)

(a)(1)(xi)	Notice of Extension dated November 22, 2010 (previously filed)

(a)(1)(xii)	Notice of Variation and Extension dated November 30, 2010 (previously filed)

(a)(5)(i)	Summary Advertisement of the Offeror dated July 20, 2010 (previously filed)

(a)(5)(ii)	Press release dated July 20, 2010 (previously filed)

(a)(5)(iii)	Press release dated July 26, 2010 (previously filed)

(a)(5)(iv)	Press release dated August 11, 2010 (previously filed)

(a)(5)(v)	Press release dated August 31, 2010 (previously filed)

(a)(5)(vi)	Press release dated October 12, 2010 (previously filed)

(a)(5)(vii)	Press release dated October 22, 2010 (previously filed)

(a)(5)(viii)	Press release dated October 28, 2010 (previously filed)

(a)(5)(ix)	Press release dated November 2, 2010 (previously filed)

(a)(5)(x)	Press release dated November 12, 2010 (previously filed)

(a)(5)(xi)	Press release dated November 22, 2010 (previously filed)

(a)(5)(xii)	Preliminary Dissident Proxy Circular (previously filed)

(a)(5)(xiii)	Press release dated November 30, 2010 (previously filed)

(a)(5)(xiv)	Definitive Dissident Proxy Circular (previously filed)

(a)(5)(xv)	Presentation of Salem Partners LLC to Institutional Shareholder Services dated December 3, 2010 (previously filed)

(a)(5)(xvi)	Press release dated December 6, 2010 regarding amended complaint of Lion Gate (previously filed)

(a)(5)(xvii)	Amendment No. 1 to Definitive Dissident Proxy Circular (previously filed)

(a)(5)(xviii)	Press release dated December 13, 2010 (filed herewith)

(h)(1)(i)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material Canadian Federal Income Tax Considerations dated July 20, 2010 (previously filed)

(h)(1)(ii)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material U.S. Federal Income Tax Considerations dated July 20, 2010 (previously filed)

Exhibit (a)(5)(xviii)

FOR IMMEDIATE RELEASE

ICAHN ANNOUNCES EXPIRATION OF TENDER OFFER

FOR LIONS GATE’S COMMON SHARES

New York, New York, December 13, 2010

Contact: Susan Gordon (212) 702-4309

Carl C. Icahn announced today that the offer by his affiliated entities to purchase any and all of the outstanding common shares of Lions Gate Entertainment Corp. for $7.50 per share in cash has expired. The offer had been conditioned upon the New York State Supreme Court granting, by 11:59 p.m., Vancouver time, on December 10, 2010, the Icahn Group’s motion for a preliminary injunction preventing the Lions Gate common shares issued on July 20, 2010 to a fund controlled by director Mark Rachesky from being voted at the 2010 annual general meeting of Lions Gate shareholders. This condition was not met. As a result, Mr. Icahn and his affiliated entities will not purchase any of the Lions Gate common shares that were tendered in the offer. All Lions Gate common shares that were previously tendered and not withdrawn will be returned promptly.

Mr. Icahn stated: “We are disappointed that our motion for a preliminary injunction barring the voting of the shares issued to director Mark Rachesky was not granted, but we are pleased that the judge agreed to hold a full trial on the matter within the next several months and will require Lions Gate to hold a meeting of shareholders again in September 2011 following his ruling in the case. We will continue to monitor the situation at Lions Gate and will aggressively take all actions necessary to protect our investment, and we reserve all of our rights with respect to Lions Gate and its securities. We are pleased that ISS agreed with our view that change is necessary at Lions Gate and recommended that shareholders do not vote on management’s blue proxy card. We recognize that it is now virtually impossible for us to prevail in the proxy contest due to the dilutive transaction in question. Nevertheless, we encourage shareholders to voice their dissatisfaction by voting for our slate of nominees on the GOLD proxy card. We thank all those who have voiced support for our effort.”

SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. (“LIONS GATE”) FOR USE AT THE NEXT MEETING OF SHAREHOLDERS OF LIONS GATE AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY HAVE BEEN MAILED TO SHAREHOLDERS OF LIONS GATE AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC ON DECEMBER 6, 2010.